The JPM Pierpont Global Strategic Income Fund
Supplement dated October 23, 1997 to the prospectus dated February 28, 1997

1. The Expense Table and Example which appear on page 1 are replaced with the following:

Expense Table

Annual Operating Expenses(2)

Advisory Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.45%
Rule 12b-1 Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . None
Other Expenses (after expense reimbursement) . . . . . . . . . . . . . . . 0.55%
Total Operating Expenses (after expense reimbursement). . . . . . . . . .  1.00%

(2) These expenses are based on the Fund's estimated expenses and estimated average net assets for its fiscal year ending October 31, 1998. Morgan, however, has agreed to limit Total Operating Expenses to 1.00% of average net assets through February 28, 1999. See Management of the Fund and Portfolio--Expenses. Without such reimbursement, the estimated Other Expenses and Total Operating Expenses would be 0.58% and 1.03%, respectively, on an annualized basis.

Example

An investor  would pay the following  expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

1 Year                                                          $ 10
3 Years                                                         $ 32

Additionally, the second paragraph under Expenses on page 14 is replaced with the following:

Morgan has agreed that it will, at least through February 28, 1999, maintain the Fund's total operating expenses (which include expenses of the Fund and the Portfolio) at the annual rate of 1.00% of the Fund's average daily net assets. This expense limitation does not cover extraordinary expenses during the period. There is no assurance that Morgan will continue this expense limitation beyond the specified period.

2. The section Minimum Investment Requirements on page 15 is replaced with the following:

MINIMUM INVESTMENT REQUIREMENTS. The minimum initial investment in the Fund is $2,500. The minimum subsequent investment is $500. These minimum initial investment requirements may be waived for certain investors, including investors for whom the Advisor is a fiduciary, who maintain related accounts with the Fund, other JPM Pierpont Funds or with the Advisor, who make investments for a group of clients, such as financial advisors, trust companies and investment advisors, or who maintain retirement accounts with the Fund.


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